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                                                                    EXHIBIT 32.1

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the quarterly report of Innuity, Inc. (the "Company") on Form 10-QSB for the period ended September 30, 2006 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, John R. Wall, Chief Executive Officer, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of section 13(a)or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)); and,

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

November 3, 2006


/s/ John R. Wall
-------------------------------------
John R. Wall
Chief Executive Officer
(Principal Executive Officer),
Chairman of the Board, Treasurer
and Secretary